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 [COMPANY LOGO]                 VISTA BANCORP, INC.
                                      PROXY

          SPECIAL MEETING OF STOCKHOLDERS TO BE HELD            , 2002
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               VISTA BANCORP, INC.

         The undersigned hereby constitutes and appoints Sally Rissmiller and Janet Whitehead and each and any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Vista Bancorp, Inc. ("Vista") that the undersigned may be entitled to vote at the Special Meeting of Stockholders of Vista to be held at the Clarion Hotel and Conference Center,
1314 US 22, Phillipsburg, New Jersey 08865, on             ,    , 2002, at 9:30
a.m., local time, and at any adjournment or postponement thereof as follows:

1. Approval and adoption of the Agreement and Plan of Merger with United National Bancorp.

                    [ ]   FOR    [ ]   AGAINST   [ ]    ABSTAIN

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting and any adjournment or postponement thereof.


                  THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE AGREEMENT AND PLAN OF MERGER WITH UNITED NATIONAL BANCORP.


                                    Dated _____________________________, 2002

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                                             Signature(s)

                                    [ ]  PLEASE CHECK HERE IF YOU PLAN TO
                                         ATTEND THE SPECIAL MEETING.

THIS PROXY MUST BE DATED, SIGNED BY THE STOCKHOLDER AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.